Net Income Per Share	12 Months Ended
Sep. 26, 2015
Net Income Per Share [Abstract]
Net Income Per Share

14. Net Income per Share

Basic net income per share is calculated by dividing the net income attributable to common stockholders by the weighted-average number of common shares outstanding during the period, without consideration for common stock equivalents. Diluted net income per share is computed by dividing the net income attributable to common stockholders by the weighted-average number of common share equivalents outstanding for the period determined using the treasury-stock method and the if-converted method. For purposes of this calculation, stock options are considered to be common stock equivalents and are only included in the calculation of diluted net income per share when their effect is dilutive. The Company's redeemable common stock is included in the weighted-average number of common shares outstanding for calculating basic and diluted net income per share.

The following tables and discussion provide a reconciliation of the numerator and denominator of the basic and diluted net income per share computations. The calculation below provides net income on both basic and diluted basis for fiscal year end.

(in millions, except per share amounts)	2015	2014	2013
Numerator
Net income attributable to the Company	$86	$62	$57
Denominator
Weighted average common shares outstanding – basic	119.1	116.9	113.5
Dilutive shares	4.3	4.6	6.0
Weighted average common and common equivalent shares outstanding – diluted	123.4	121.5	119.5
Per common share income (loss)
Basic	$0.72	$0.53	$0.50
Diluted	$0.70	$0.51	$0.48